PGIM QUANT SOLUTIONS LARGE-CAP INDEX FUND

A:PSIAX C: PSICX I: PDSIX Z: PSIFX R6: PQSIX

SUMMARY PROSPECTUS | NOVEMBER 29, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at www.pgim.com/investments. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund’s Prospectus and SAI, both dated November 29, 2024, as supplemented and amended from time to time, and the Fund’s Form N-CSR, dated September 30, 2024, are all incorporated by reference into (legally made a part of) this

Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the S&P 500 Index.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $250,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A’s and Class C’s Sales Charges on page 23 of the Fund’s Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 44 of the Fund’s Prospectus and in Rights of Accumulation on page 43 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I	Class Z	Class R6

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value
at redemption)	1.00%*	1.00%**	None	None	None

Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None

Exchange fee	None	None	None	None	None

Maximum account fee (accounts under $10,000)	$15	$15	None	None***	None

*Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (“CDSC”) of 1.00%, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.

**Class C shares are sold with a CDSC of 1.00% on sales made within 12 months of purchase.

***Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Z	Class R6

Management fee	0.15%	0.15%	0.15%	0.15%	0.15%

Distribution and service (12b-1) fees	0.30%	1.00%	None	None	None

Other expenses	0.14%	0.18%	0.11%	0.17%	0.04%

Total annual Fund operating expenses	0.59%	1.33%	0.26%	0.32%	0.19%

Fee waiver and/or expense reimbursement	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	0.52%	1.26%	0.19%	0.25%	0.12%

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

MF174A

(1)PGIM Investments LLC (“PGIM Investments”) has contractually agreed through January 31, 2026 to waive a portion of its management fee so that the effective management fee for the Fund will be 0.08% of the average daily net assets of the Fund. This waiver may not be terminated prior to January 31, 2026 without the prior approval of the Fund’s Board of Trustees. Separately, PGIM Investments has contractually agreed, through January 31, 2026, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 0.18% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. The waiver and expense limitation may not be terminated prior to January 31, 2026 without the prior approval of the Fund’s Board of Trustees.

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund’s operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

If Shares Are Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years

Class A	$376	$501	$637	$1,032

Class C	$228	$415	$722	$1,392

Class I	$19	$77	$139	$324
Class Z	$26	$96	$173	$399

Class R6	$12	$54	$100	$236

If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years

Class A	$376	$501	$637	$1,032

Class C	$128	$415	$722	$1,392

Class I	$19	$77	$139	$324
Class Z	$26	$96	$173	$399

Class R6	$12	$54	$100	$236

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund intends under normal circumstances to invest over 80% of its investable assets in securities included in the S&P 500 Index in approximately the same proportions as those of the S&P 500 Index.

The S&P 500 Index is an unmanaged index of over 500 stocks of large U.S. public companies. It gives a broad look at how large company stocks in the United States have performed. The term “investable assets” in this Prospectus refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The Fund attempts to replicate the security composition of the S&P 500 Index by holding each stock in the S&P 500 Index in about the same proportion as represented in the Index itself. The Fund employs a “passively managed”—or index— investment approach. The Fund is not actively managed by portfolio managers who buy and sell securities based on research and analysis. The Fund’s subadviser will try to minimize the difference between the investment results of the Fund and that of the S&P 500 Index.

At times, the Fund may have a significant portion of its assets invested in the same economic sector.

Principal Risks. All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return, if any, you receive on your investment, may fluctuate significantly from day-to-day and over time.

You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.

The order of the below risk factors does not indicate the significance of any particular risk factor.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the

U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Index Investment Approach Risk. Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Sector Exposure Risk. At times, the Fund may have a significant portion of its assets invested in the same economic sector which includes the information technology sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Performance. The following bar chart shows the Fund’s performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund’s average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.

Annual Total Returns (Class Z Shares)1
40%
30%					31.24		28.36		25.95	Best Quarter:		Worst Quarter:

			21.55
20%						18.24
										20.53%	2nd	-19.60%	1st
13.41		11.68
10%											Quarter		Quarter
	1.22
0%											2020		2020

-10%				-4.59

-20%								-18.30

-30%	2015	2016	2017	2018	2019	2020	2021	2022	2023
2014

1The total return of the Fund’s Class Z shares from January 1, 2024 through September 30, 2024 was 21.84%

Average Annual Total Returns % (including sales charges) (as of 12-31-23)

				Since	Inception
Return Before Taxes	One Year	Five Years	Ten Years	Inception	Date

Class A Shares	21.53%	14.35%	11.11%	-

Class C Shares	23.74%	14.33%	10.74%	-

Class I Shares	26.03%	15.50%	11.85%	-
Class R6 Shares	26.11%	15.54%	N/A	12.09%	11-28-2017

Class Z Shares % (as of 12-31-23)
Return Before Taxes	25.95%	15.43%	11.79%	-

Return After Taxes on Distributions	22.27%	11.34%	8.77%	-
Return After Taxes on Distributions and Sale of Fund Shares	17.83%	11.79%	9.03%	-

Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-23)
Broad-Based Securities Market Index: S&P 500 Index	26.29%	15.69%	12.03%	12.10%*

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

* Since Inception returns for the Index are measured from the month-end closest to the inception date for Class R6 shares.

MANAGEMENT OF THE FUND

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Investment Manager	Subadviser	Portfolio Manager	Title		Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Stacie Mintz, CFA	Managing Director and		February 2021
			Head of Quantitative
			Equity team

		Edward Lithgow, CFA	Vice President and		November 2016
			Portfolio Manager

BUYING AND SELLING FUND SHARES

		Class A*	Class C*	Class I	Class Z*	Class R6
Minimum initial investment		$1,000	$1,000	None	None	None

Minimum subsequent investment		$100	$100	None	None	None

* Certain share classes are generally closed to investments by new group retirement plans. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to

New Group Retirement Plans” in the Prospectus for more information.

For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class I and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class I Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.

Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund’s transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund’s website or by calling (800) 225-1852.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 534432, Pittsburgh, PA 15253-4432
By Telephone:
800-225-1852 or 973-367-3529 (outside the US)
On the Internet:
www.pgim.com/investments

MF174A